IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

iShares®

iShares, Inc.

iShares Trust

Supplement dated October 30, 2020 (the “Supplement”)

to the Summary Prospectus and Prospectus for each of the iShares Emerging Markets Dividend ETF, dated September 1, 2020, iShares MSCI Emerging Markets Min Vol Factor ETF and iShares MSCI Global Min Vol Factor ETF, each dated December 30, 2019 (as revised August 17, 2020), and iShares MSCI USA Momentum Factor ETF, dated November 29, 2019 (as revised August 17, 2020), and for the Statement of Additional Information for the iShares Emerging Markets Dividend ETF, dated September 1, 2020

(each, a “Fund”)

The information in this Supplement updates information in, and should be read in conjunction with, the Summary Prospectus, Prospectus and Statement of Additional Information for each Fund.

Change in each Fund’s “Principal Investment Strategies”

The section of each Fund’s Summary Prospectus and Prospectus entitled “Diversification Policy” is hereby deleted in its entirety.

Change in each Fund’s “Summary of Principal Risks”

The section of each Fund’s Summary Prospectus and Prospectus entitled “Summary of Principal Risks—Non-Diversification Risk” is hereby deleted in its entirety.

Change in each Fund’s “A Further Discussion of Principal Risks”

The section of each Fund’s Prospectus entitled “A Further Discussion of Principal Risks—Non-Diversification Risk” is hereby deleted in its entirety.

The first two paragraphs of the section of the iShares Emerging Markets Dividend ETF’s SAI entitled “Diversification Status” are hereby restated as follows:

The Fund is classified as a diversified fund under the 1940 Act. This means that the Fund may not purchase securities of an issuer (other than (i) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and (ii) securities of other investment companies) if, with respect to 75% of its total assets, (a) more than 5% of the Fund’s total assets would be invested in securities of that issuer or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, the Fund may invest more than 5% of its assets in one issuer. Under the 1940 Act, the Fund cannot change its classification from diversified to nondiversified without shareholder approval.

The Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a regulated investment company for purposes of the U.S. Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and to relieve the Fund of any liability for U.S. federal income tax to the extent that its earnings are distributed to shareholders, provided that the Fund satisfies a minimum distribution requirement. Compliance with the diversification requirements of the Internal Revenue Code may limit the investment flexibility of the Fund and may make it less likely that the Fund will meet its investment objective.

If you have any questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.

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FOR FUTURE REFERENCE